Dreyfus
      A Bonds Plus, Inc.

      SEMIANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Options Written

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            21   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                             A Bonds Plus, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus A Bonds Plus, Inc., covering the six-month period from April 1, 2002 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit sensitive, such as lower rated corporate bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue to base our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?

For the six-month period ended September 30, 2002, the fund achieved a total return of 5.78% and produced aggregate income dividends of $0.3760 per share.(1) In comparison, the Lehman Brothers Aggregate Bond Index (the "Index"), the fund's benchmark, achieved a total return of 8.45% for the same period.(2)

We attribute the bond market's generally strong performance to a weaker than expected economy, low interest rates and surging demand for high quality, fixed-income securities from investors seeking a more stable alternative to a falling stock market. The fund achieved lower returns than its benchmark primarily because of its emphasis on investment-grade corporate bonds, which were adversely affected by corporate scandals and credit quality concerns, and its corresponding underweighting of U.S. Treasuries compared with the benchmark

What is the fund's investment approach?

The fund seeks to maximize current income as is consistent with the preservation of capital and maintenance of liquidity. The fund invests at least 80% of its assets in bonds that, when purchased, are rated single-A or better, or if unrated, deemed to be of comparable quality by Dreyfus. While the fund may invest in a broad array of bonds, the portfolio has recently concentrated primarily on corporate securities, and we currently expect to maintain that focus for the near term. Of course, portfolio composition is subject to change at any time.

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

The fund was influenced by a favorable combination of economic and market forces during the reporting period. When the reporting period began, the U.S. economy had begun an economic recovery that was weaker and more uneven than most investors had anticipated. Although the Federal Reserve Board (the "Fed") had indicated just a few weeks before the reporting period began that the risks of economic weakness and resurgent inflation were evenly balanced, it soon became apparent that, despite historically low interest rates, a dearth of corporate spending would continue to constrain economic growth. As a result, the Fed held
short-term   interest   rates  steady  at  their  lowest  level  in  40  years.

At the same time, demand for high quality, fixed-income securities surged as investors sought relatively stable alternatives to a falling stock market, including highly rated corporate bonds. What's more, investors' preference for fixed-income investments intensified amid spreading revelations of corporate scandals and heightened international tensions related to possible military activity in Iraq.

While most types of bonds rallied in this environment, interest-rate sensitive bonds, such as U.S. Treasury securities, performed best. However, credit-quality concerns constrained returns from some corporate bonds, causing their total returns to trail the averages. Within the investment-grade range, returns from very highly rated corporate bonds were higher than those from bonds in the lower rating categories.


Because the fund held a higher percentage of corporate bonds than its benchmark, the fund' s relative return lagged. However, its corporate holdings helped the fund continue to generate a highly competitive yield in a low interest-rate environment. In addition, the fund received strong contributions to performance from its holdings of commercial mortgage-backed securities, foreign bonds and U.S. government agency securities, such as loans issued by the Small Business Administration.

What is the fund's current strategy?

Our investment strategy remains unchanged: we have continued to emphasize investment-grade corporate bonds, which accounted for approximately 40% of the fund' s assets as of the reporting period's end. We believe that high quality corporate securities are now very attractively valued under current market conditions. Throughout the reporting period, many corporations made progress toward reducing their debt loads and strengthening their balance sheets. In addition, recent accounting scandals have caused many companies to adopt more conservative accounting practices. Yet, the yield differences between corporate bonds and U.S. Treasury securities have continued to widen. If and when investor sentiment improves and the economic recovery gains momentum, we believe that corporate bonds have plenty of potential to rally.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund



STATEMENT OF INVESTMENTS

September 30, 2002 (Unaudited)

                                                                                               Principal
BONDS AND NOTES--90.9%                                                                          Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.1%

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                     3,170,000                3,349,390

Goodrich (B.F.),

   Notes, 7%, 2038                                                                            3,677,000                3,305,623

                                                                                                                       6,655,013

AIRLINES--1.4%

American Airlines,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 2011                                                          2,000,000                1,846,033

Continental Airlines,

  Pass-Through Ctfs.:

      Ser. 1998-1, Cl. A, 6.648%, 2019                                                          354,753                  326,912

      Ser. 1999-1, Cl. A, 6.545%, 2020                                                        1,390,110                1,284,238

      Ser. 2000-2, Cl. A1, 7.707%, 2022                                                       2,606,869                2,446,580

      Ser. 2001-1, Cl. A1, 6.703%, 2022                                                       2,589,678                2,390,548

Northwest Airlines,

   Gtd. Notes, 8.875%, 2006                                                                     152,000                   75,240

US Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                          904,468  (b)             208,028

                                                                                                                       8,577,579

ASSET-BACKED CTFS.--2.6%

Bosque Asset,

   7.66%, 2002                                                                                  524,555  (c)             262,277

Countrywide Home Loans Servicing,

   Ser. 2002-S2, Cl. A5, 5.478%, 2017                                                         6,065,000                6,317,077

MBNA Master Credit Card Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           4,884,000                5,256,649

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 2.439%, 2015                                                          4,403,074  (c,d)         3,962,766

                                                                                                                      15,798,769

AUTO LOAN--.7%

Ford Credit Canada,

   Sr. Notes, 7.25%, 2007                                                GBP                  2,800,000                4,133,759

AUTO MANUFACTURING--2.4%

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                     2,335,000  (e)           2,255,423


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTO MANUFACTURING (CONTINUED)

GMAC:

   Bonds, 8%, 2031                                                                            1,731,000                1,682,433

   Notes, 3.75%, 2003                                                                         5,000,000  (d)           5,045,725

   Notes, 6.125%, 2006                                                                        3,287,000  (e)           3,341,949

   Notes, 7%, 2012                                                                            2,300,000  (e)           2,248,278

                                                                                                                      14,573,808

AUTO PARTS--1.1%

TRW,

   Notes, 6.625%, 2004                                                                        6,000,000                6,261,840

BEVERAGES--.3%

Panamerican Beverages,

   Sr. Notes, 7.25%, 2009                                                                     1,575,000                1,557,281

CABLE & MEDIA--3.6%

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         2,008,000  (f)             712,840

   Sr. Notes, 8.625%, 2009                                                                    1,008,000  (e)             624,960

   Sr. Notes, 10%, 2009                                                                         152,000                   95,000

Fox Kids Worldwide:

   Sr. Notes, 9.25%, 2007                                                                     3,500,000                3,683,750

   Sr. Notes, 10.25%, 2007                                                                    3,167,045                3,353,109

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                       2,653,000                2,501,893

Time Warner,

   Gtd. Deb., 6.625%, 2029                                                                    1,985,000  (e)           1,510,893

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                               7,950,000  (e)           8,836,075

                                                                                                                      21,318,520

CHEMICALS--.8%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                    926,000  (e)             893,590

Dow Chemical,

   Notes, 6%, 2012                                                                            2,355,000                2,474,775

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                669,000                  558,615

Lyondell Chemical,

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                               1,079,000  (e)           1,000,773

                                                                                                                       4,927,753

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.7%

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         6,345,098                6,836,020

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           5,301,000                5,866,987

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       3,370,000  (c)           3,718,792

Chase Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                        4,400,000  (c,d)         4,755,828

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                        8,031,645  (c)           8,219,887

GMAC Commercial Mortgage Securities,

   Ser. 2000-C2, Cl. A1, 7.273%, 2033                                                         1,051,050                1,154,061

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       5,687,000  (c)           6,171,225

Morgan Stanley Dean Witter Capital I,

   Ser. 2000-1345, Cl. B, 7.468%, 2015                                                          800,000  (c)             933,153

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         2,289,095                2,526,647

TIAA Real Estate Securitization,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            5,530,145  (c)           6,102,294

                                                                                                                      46,284,894

CONGLOMERATES--.4%

Tyco International Group S.A.,

   Gtd. Notes, 5.8%, 2006                                                                     2,677,000                2,250,889

ELECTRIC UTILITIES--1.9%

CMS Energy,

   Sr. Notes, 7.5%, 2009                                                                        152,000  (e)             116,442

Calpine,

   Sr. Notes, 8.625%, 2010                                                                      152,000                   61,560

Exelon Generation,

   Sr. Notes, 6.95%, 2011                                                                     1,518,000  (e)           1,676,475

Marketspan,

   Deb., 8.2%, 2023                                                                           3,295,000                3,457,315

Niagara Mohawk Power,

   Sr. Notes, Ser. G, 7.75%, 2008                                                               152,000                  178,654

Nisource Finance,

   Gtd. Notes, 7.875%, 2010                                                                   1,493,000                1,537,221

PSEG Energy Holdings,

   Sr. Notes, 8.5%, 2011                                                                      2,100,000  (e)           1,619,713

Southern Co. Capital Funding,

   Gtd. Sr. Notes, Ser. A, 5.3%, 2007                                                         2,691,000                2,872,021

                                                                                                                      11,519,401


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS--.5%

Hewlett-Packard,

   Global Notes, 5.75%, 2006                                                                  2,841,000                2,952,731

FINANCIAL--3.2%

Goldman Sachs Group,

   Notes, 5.7%, 2012                                                                          6,600,000                6,831,383

Household Finance:

   Notes, 6.75%, 2011                                                                         3,210,000                3,071,566

   Notes, 7%, 2012                                                                            7,035,000                6,789,317

SLM,

   Medium-Term Notes, Ser. A, 5.625%, 2007                                                    2,132,000                2,335,052

                                                                                                                      19,027,318

FOOD-PROCESSING--.6%

Tyson Foods,

   Notes, 8.25%, 2011                                                                         3,130,000                3,742,964

FOREIGN/GOVERNMENTAL--8.1%

Bundesobligation,

   Bonds, Ser. 140, 4.5%, 2007                                           EUR                 15,879,000               16,281,475

BundesRepublic of Deutschland,

   Bonds, Ser. 02, 5%, 2012                                              EUR                 23,818,000               24,789,249

Canada Government:

   Bonds, Ser. WL43, 5.75%, 2029                                         CAD                  6,000,000                3,960,802

   Bonds, 6.375%, 2004                                                                        3,500,000                3,831,674

                                                                                                                      48,863,200

GAMING & LODGING--.1%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  986,000                  857,820

HEALTHCARE--.7%

American Home Products,

   Notes, 6.7%, 2011                                                                          4,000,000                4,410,252

LEASING--1.0%

International Lease Finance,

   Notes, 6.375%, 2009                                                                        5,860,000                6,195,157

MINING & METALS--3.0%

Alcoa,

   Notes, 6%, 2012                                                                            8,986,000                9,966,543

INCO,

   Notes, 7.75%, 2012                                                                         6,590,000                7,440,789

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS (CONTINUED)

Owens-Brockway Glass Container,

   Sr. Secured Notes, 8.875%, 2009                                                              732,000                  739,320

                                                                                                                      18,146,652

MORTGAGE BANKING--2.1%

Countrywide Home Loans,

   Gtd. Medium-Term Notes, Ser. K, 5.625%, 2007                                               6,000,000  (e)           6,357,132

IMPAC Secured Assets Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 2023                                                          5,850,000                5,996,250

                                                                                                                      12,353,382

OIL & GAS--.2%

Vintage Petroleum,

   Sr. Notes, 8.25%, 2012                                                                       551,000                  564,775

Williams Cos.,

   Notes, 8.125%, 2012                                                                          953,000  (c,e)           614,685

                                                                                                                       1,179,460

PROPERTY-CASUALTY INSURANCE--2.0%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        7,397,000                8,849,534

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                     2,753,000                3,027,193

                                                                                                                      11,876,727

PUBLISHING--.2%

Thomson,

   Bonds, 5.75%, 2008                                                                         1,200,000                1,296,985

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.7%

Chase Mortgage Finance, REMIC:

   Ser. 1998-S5, Cl. B3, 6.5%, 2013                                                             509,190                  529,615

   Ser. 1998-S5, Cl. B4, 6.5%, 2013                                                             424,325                  418,723

GE Capital Mortgage Services,

   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013                                                      913,474  (c)             947,996

Norwest Asset Securities:

   Ser. 1997-15, Cl. B1, 6.75%, 2012                                                            842,384                  854,390

   Ser. 1997-16, Cl. B1, 6.75%, 2027                                                          2,072,946                2,137,699

   Ser. 1997-16, Cl. B2, 6.75%, 2027                                                            659,916                  679,330

   Ser. 1998-11, Cl. B2, 6.5%, 2013                                                           1,426,614                1,465,635

   Ser. 1998-13, Cl. B1, 6.25%, 2028                                                          2,841,697                2,982,012

   Ser. 1998-13, Cl. B2, 6.25%, 2028                                                          2,723,412                2,851,894

   Ser. 1998-13, Cl. B6, 6.25%, 2028                                                            356,144  (c)             175,698


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Residential Funding Mortgage Securities I:

   Ser. 1998-S9, Cl. 1B1, 6.5%, 2013                                                            655,880  (c)             678,256

   Ser. 1998-S22, Cl. B1, 6.5%, 2013                                                            417,130                  432,901

   Ser. 1998-S22, Cl. B3, 6.5%, 2013                                                            312,928  (c)             163,765

   Ser. 1998-S22, Cl. M2, 6.5%, 2013                                                            521,616                  547,995

   Ser. 1998-S22, Cl. M3, 6.5%, 2013                                                          1,042,826                1,082,318

                                                                                                                      15,948,227

RETAIL STORES--1.1%

Sears Roebuck Acceptance,

   Notes, 6.75%, 2011                                                                         6,385,000  (e)           6,824,288

SERVICES--.3%

Computer Sciences,

   Notes, 6.75%, 2006                                                                           822,000                  882,027

United Rentals,

   Gtd. Notes, 10.75%, 2008                                                                     670,000                  643,200

                                                                                                                       1,525,227

STRUCTURED INDEX--4.0%

Morgan Stanley TRACERS,

   Ser. 2001-1, 7.22%, 2011                                                                  21,952,000  (c,g)        23,839,960

TELECOMMUNICATIONS--3.0%

Alltel,

   Sr. Notes, 7%, 2012                                                                        1,950,000  (e)           2,170,428

British Telecommunications,

   Notes, 8.125%, 2010                                                                        2,597,000                3,056,552

Credit-Backed Steers Trust,

   Ser. 2001 Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                               750,000  (c)             735,000

Marconi,

   Bonds, 8.375%, 2030                                                                        1,163,000  (b)             133,745

Nucor,

   Sr. Notes, 4.875%, 2012                                                                    4,220,000  (c)           4,276,666

TeleCorp PCS,

   Sr. Discount Notes, 0/11.625%, 2009                                                        1,573,000  (f)           1,156,155

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,244,000  (f)             926,780

   Sr. Sub. Notes, 10.375%, 2011                                                              1,638,000                1,433,250

Verizon Florida,

   Deb., 6.125%, 2013                                                                         2,567,000                2,592,054

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Verizon Global Funding,

   Notes, 6.875%, 2012                                                                        1,510,000                1,541,693

                                                                                                                      18,022,323

TOBACCO--2.6%

Philip Morris Cos.:

   Deb., 7.75%, 2027                                                                          4,100,000                4,540,889

   Notes, 7.65%, 2008                                                                         6,220,000                7,136,573

UST,

   Notes, 6.625%, 2012                                                                        3,732,000  (c)           4,059,255

                                                                                                                      15,736,717

U.S. GOVERNMENT--2.1%

U.S. Treasury Notes:

   3.25%, 8/15/2007                                                                           2,161,000                2,608,565

   6.5%, 2/15/2010                                                                            2,990,000  (e,h)         3,082,720

U.S. Treasury Inflation Protection Securities:

  Coupon Strips:

    0%, 10/15/2028                                                                            750,000  (i)             658,101

    0%, 4/15/2029                                                                             750,000  (i)             675,079

   Principal Strips,

    0%, 4/15/2029                                                                          10,000,000  (i)           5,533,183

                                                                                                                      12,557,648

U.S. GOVERNMENT AGENCIES--17.2%

Federal Home Loan Banks,

   Bonds, 5.375%, 2/15/2007                                                                  20,000,000               21,933,680

Federal Home Loan Mortgage Corp.,

   Notes, 3.5%, 9/15/2007                                                                    13,000,000               13,217,854

Resolution Funding Corp.,

   Principal Strips, 0%, 10/15/2020                                                           2,097,000                  793,572

Student Loan Marketing Association,

   Notes, 3.375%, 7/15/2004                                                                  35,000,000               35,812,280

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         25,877,650  (i)          31,420,135

                                                                                                                     103,177,521


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--12.2%

Federal Home Loan Mortgage Corp.:

   6.5%                                                                                      26,430,000  (j)          27,412,667

   REMIC, Gtd. Multiclass Mortgage Participation Ctfs.,

      Ser. 51, Cl. E, 10%, 7/15/2020                                                          1,580,253                1,592,990

      (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                       358,254  (k)               6,976

         Ser. 1995, Cl. PY, 7%, 10/15/2027                                                    7,085,092  (k)           1,173,468

Federal National Mortgage Association:

   8%, 12/1/2025                                                                                293,045                  316,945

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1988-16, Cl. B, 9.5%, 6/25/2018                                                      872,212                  989,306

      Ser. 1996-64, Cl. PM, 7%, 1/18/2012

         (Interest Only Obligation)                                                           3,000,388  (k)             360,047

Government National Mortgage Association I:

   7%, 6/15/2008                                                                                 34,050                   36,434

   9.5%, 11/15/2017                                                                           1,833,107                2,057,663

   Construction Loan,

      6.86%, 2/15/2003                                                                       12,672,165               14,266,086

   Project Loan:

      6.54%, 7/15/2033                                                                        4,308,726                4,806,517

      6.55%, 6/15/2033                                                                        1,789,552                1,996,211

      6.625%, 1/15/2022-6/15/2033                                                             5,966,663                6,671,150

      6.75%, 10/15/2033                                                                       2,165,499                2,441,571

U.S. Government Gtd. Development, Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1994-20K, Cl. 1, 8.65%, 11/1/2014                                                  2,549,008                2,877,436

      Ser. 1994-20L, Cl. 1, 8.4%, 12/1/2014                                                   4,162,192                4,688,313

      Ser. 1997-20J, Cl. 1, 6.55%, 10/1/2017                                                  1,253,916                1,410,526

                                                                                                                      73,104,306

TOTAL BONDS AND NOTES
   (cost $530,743,722)                                                                                               545,498,371

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
OTHER SECURITIES--4.6%                                                                         Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING/FINANCE:

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   6.7%, 6/15/2008                                                                            7,327,000  (d)           7,927,426

KBC Bank Funding Trust III,

  Gtd., Non-Cumulative Trust Preferred Securities,

   9.86%, 11/2/2009                                                                           6,395,000  (c,d)         7,749,276

Royal Bank of Scotland Group,

  Non-Cumulative Preferred Securities,

   Ser. 1, 9.118%, 3/31/2010                                                                  3,394,000                4,276,104

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                  3,801,000  (c,d)         4,061,064

UBS Preferred Funding Trust I,

  Gtd. Non-Cumulative Capital Trust Securities,

   8.622%, 10/1/2010                                                                          3,186,000  (d)           3,816,283

TOTAL OTHER SECURITIES

   (cost $26,296,346)                                                                                                 27,830,153
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.8%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.8%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                    90,000  (l)           4,646,250

CABLE & MEDIA--.6%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                         193,768                2,606,180

Paxson Communications,

   Cum., $1,325                                                                                     132                  712,800

                                                                                                                       3,318,980

OIL & GAS--.2%

EXCO Resources,

   Cum. Conv., $1.05                                                                             81,000                1,397,250

TELECOMMUNICATIONS--.2%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     39,469  (m)           1,429,567

TOTAL PREFERRED STOCKS

   (cost $15,072,157)                                                                                                 10,792,047


COMMON STOCKS--.0%                                                                              Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL--.0%

United Mexican States, Cl. B (Rights)                                                         2,750,000  (n)               6,050

United Mexican States, Cl. C (Rights)                                                         2,750,000  (n)               1,375

United Mexican States, Cl. D (Rights)                                                         2,750,000  (n)                 825

United Mexican States, Cl. E (Rights)                                                         2,750,000  (n)                   0

TOTAL COMMON STOCKS

   (cost $0)                                                                                                               8,250
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--5.6%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    11,121,000  (o)          11,121,000

Dreyfus Institutional Cash Advantage Plus Fund                                               11,121,000  (o)          11,121,000

Dreyfus Institutional Preferred Plus Money Market Fund                                       11,121,000  (o)          11,121,000

TOTAL OTHER INVESTMENTS

   (cost $33,363,000)                                                                        33,363,000               33,363,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $605,475,225)                                                            102.9%              617,491,821

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.9%)             (17,256,496)

NET ASSETS                                                                                       100.0%              600,235,325

(A) PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

    CAD--CANADIAN DOLLARS

    EUR--EUROS

    GBP--BRITISH POUNDS

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2002, THESE SECURITIES AMOUNTED TO $81,427,843 OR 13.6% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT SEPTEMBER 30, 2002,
     THE TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $19,397,143 AND
     THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $20,152,741.

(F)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(G)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(H)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(I)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(J)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(K)  NOTIONAL FACE AMOUNT SHOWN.

(L)  WITH WARRANTS ATTACHED.

(M)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 AND A
     SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(N)  NON-INCOME PRODUCING SECURITY.

(O)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

September 30, 2002 (Unaudited)

                                                                                                                      Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                    (Depreciation)
                                           Contracts                 Contracts ($)           Expiration             at 9/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 Year Notes                        358                40,912,688            December 2002                   74,641

U.S. Treasury 10 Year Notes                       547                63,400,718            December 2002                  (86,828)

FINANCIAL FUTURES SHORT

Japanese 10 Year Bonds                             35                40,359,739            December 2002                  (39,809)

                                                                                                                          (51,996)


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPTIONS WRITTEN

September 30, 2002 (Unaudited)

                                                                                           Face Amount
                                                                                            Covered by
                                                                                             Contracts ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALL OPTIONS

U.S. Treasury Notes,

  2.25%, 7/31/2004

   November 2002 @ $101.2578125                                                              75,000,000                 204,858

PUT OPTIONS

U.S. Treasury Notes,

  2.25%, 7/31/2004

   November 2002 @ $99.33984                                                                 75,000,000                   46,875

   (Premiums received $272,461)                                                                                          251,733



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           605,475,225   617,491,821

Cash                                                                    455,943

Receivable for investment securities sold                            79,069,432

Collateral for securities loaned--Note 1(c)                          20,152,741

Dividends and interest receivable                                     7,686,201

Receivable for shares of Common Stock subscribed                        747,575

Paydowns receivable                                                      24,888

Prepaid expenses                                                         14,246

                                                                    725,642,847
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           363,340

Payable for investment securities purchased                         102,260,066

Liability for securities loaned--Note 1(c)                           20,152,741

Payable for shares of Common Stock redeemed                           2,065,718

Outstanding options written, at value (premiums
  received $272,461)--See Statement of Options Written                  251,733

Payable for futures variation margin--Note 4                             45,737

Interest payable--Note 2                                                  4,976

Accrued expenses                                                        263,211

                                                                    125,407,522
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      600,235,325
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     630,941,873

Accumulated undistributed investment income--net                      1,497,675

Accumulated net realized gain (loss) on investments                (44,193,883)

Accumulated net unrealized appreciation (depreciation)
  on investments, options written and foreign currency
  transactions [including ($51,996) net unrealized
  (depreciation) on financial futures]                               11,989,660
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      600,235,325
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      43,327,647

NET ASSET VALUE, offering and redemption price per share ($)              13.85

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            17,075,151

Cash dividends                                                         635,506

Income from securities lending                                           9,962

TOTAL INCOME                                                        17,720,619

EXPENSES:

Management fee--Note 3(a)                                            1,922,373

Shareholder servicing costs--Note 3(b)                                 668,659

Custodian fees--Note 3(b)                                               55,727

Prospectus and shareholders' reports                                    30,512

Registration fees                                                       18,637

Directors' fees and expenses--Note 3(c)                                 17,197

Professional fees                                                       17,022

Interest expense--Note 2                                                12,576

Miscellaneous                                                            9,159

TOTAL EXPENSES                                                       2,751,862

INVESTMENT INCOME--NET                                              14,968,757
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
  (including options written)                                        (263,246)

Net realized gain (loss) on forward currency exchange contracts      2,646,797

Net realized gain (loss) on financial futures                      (3,360,226)

NET REALIZED GAIN (LOSS)                                             (976,675)

Net unrealized appreciation (depreciation) on investments, options written and foreign currency transactions (including $484,323 net
  unrealized appreciation on financial futures)                     19,014,443

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              18,037,768

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                33,006,525

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                      Septembert 30, 2002           Year Ended
                                              (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,968,757          34,387,279

Net realized gain (loss) on investments         (976,675)         (17,675,251)

Net unrealized appreciation (depreciation)
   on investments                             19,014,443           (6,791,951)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  33,006,525            9,920,077
--------------------------------------------------------------------------------

NET EQUALIZATION CREDITS--NOTE 1(F) ($)             --                113,366
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (16,185,536)         (36,987,052)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  70,932,518         112,486,430

Dividends reinvested                           14,157,120          31,900,131

Cost of shares redeemed                       (74,915,819)       (122,485,284)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             10,173,819          21,901,277

TOTAL INCREASE (DECREASE) IN NET ASSETS        26,994,808          (5,052,332)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           573,240,517         578,292,849

END OF PERIOD                                 600,235,325         573,240,517

Undistributed investment income--net            1,497,675           2,714,454
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,206,619           8,141,295

Shares issued for dividends reinvested          1,042,681           2,310,011

Shares redeemed                                (5,487,927)         (8,905,953)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     761,373           1,545,353

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.






                                                Six Months Ended                        Year Ended March 31,
                                              September 30, 2002   -----------------------------------------------------------------
                                                  (Unaudited)         2002(a)       2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.47         14.10         13.65         13.99          14.75         14.13

Investment Operations:

Investment income--net                                 .35(b)        .81(b)        .84           .85            .83           .89

Net realized and unrealized
   gain (loss) on investments                          .41          (.56)          .47          (.34)          (.54)          .79

Total from
   Investment Operations                               .76           .25          1.31           .51            .29          1.68

Distributions:

Dividends from investment
   income--net                                        (.38)         (.88)         (.86)         (.85)          (.84)         (.89)

Dividends from net realized
   gain on investments                                  --            --            --            --           (.21)         (.17)

Total Distributions                                   (.38)         (.88)         (.86)         (.85)         (1.05)        (1.06)

Net asset value, end of period                       13.85         13.47         14.10         13.65          13.99         14.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.78(c)       1.68          9.94          3.85           2.05         12.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .93(d)        .93           .91          1.00            .96           .95

Ratio of net investment income
   to average net assets                              5.06(d)       5.87          6.29          6.20           5.78          6.07

Portfolio Turnover Rate                             451.52(c)     533.95        718.67        557.83         255.27        374.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     600,235       573,241       578,293       453,295        576,499       648,372

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD  ENDED MARCH 31, 2002 WAS TO DECREASE  NET
     INVESTMENT  INCOME PER SHARE BY $.04,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.04 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.15% TO 5.87%. PER SHARE DATA
     AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO APRIL 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

 Dreyfus A Bonds Plus, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On September 30, 2002, the Board of Directors declared a cash dividend of $.051 per share from undistributed investment income-net, payable on October 1, 2002 (ex-dividend date) , to shareholders of record as of the close of business on September 30, 2002.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $32,164,793 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus Strategic Governments Income, Inc. If not applied, $17,850 of the carryover expires in fiscal 2003, $831,250 expires in fiscal 2004, $811,068 expires in fiscal 2006, $4,281,999 expires in fiscal 2007,
$15,846,919 expires in fiscal 2008 and $10,375,707 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 was as follows: ordinary income $36,987,052. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) Equalization: For the year ended March 31, 2002, the fund followed the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed. Effective April 1, 2002, the fund no longer followed the accounting practice of equalization.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended September 30, 2002, was approximately $814,200, with a related weighted average annualized interest rate of 3.08%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expense. During the period ended September 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2002, the fund was charged $272,688 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $114,214 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $55,727 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derives $32,473 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the period ended September 30, 2002, amounted to $1,402,727,781 and $1,428,204,607, respectively.

The following summarizes the fund' s call/put options written for the period ended September 30, 2002:



                                                                                                   Options Terminated
                                                     Face Amount                           -----------------------------------------
                                                       Covered by            Premiums                             Net Realized
Options Written:                                    Contracts ($)         Received ($)           Cost ($)          Gain (Loss) ($)
------------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    March 31, 2001                                             --                --

Contracts written                                     150,000,000              272,461               --                 --

CONTRACTS OUTSTANDING
    SEPTEMBER 30, 2002                                150,000,000              272,461



The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 2002, are set forth in the Statement of Financial Futures.


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 2002, there were no forward currency exchange contracts outstanding.

At September 30, 2002, accumulated net unrealized appreciation on investments was $12,016,596, consisting of $25,354,688 gross unrealized appreciation and $13,338,092 gross unrealized depreciation.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                      For More Information

                        Dreyfus A Bonds Plus, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  084SA0902